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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-90653) of DoubleClick Inc. of our report dated June 20, 2001 relating to the financial statements of the DoubleClick Inc. 1999 Employee Stock Purchase Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP
New York, New York
June 27, 2001